Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

		$ million
	2022	2021
Cash	15,008	9,101
Triparty repos and term bank deposits	7,971	15,655
Cash equivalents (excluding triparty repos and term bank deposits)	6,216	5,925
	29,195	30,681
Cash and cash equivalents comprise cash in hand; current balances with banks and similar institutions; deposits and triparty repos of three months or less with banks and similar institutions; money market funds and treasury bills. The carrying amounts of cash, triparty repos, term bank deposits and treasury bills approximate their fair values. Substantially all of the other cash equivalents are categorized within level 1 of the fair value hierarchy.
Cash and cash equivalents at 31 December 2022 includes $5,866 million (2021 $4,740 million) that is restricted. The restricted cash balances include amounts required to cover initial margin on trading exchanges and certain cash balances which are subject to exchange controls.
The group holds $5,822 million (2021 $4,668 million) of cash and cash equivalents outside the UK and it is not expected that any significant tax will arise on repatriation.